Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED NOVEMBER 2, 2014 AND OCTOBER 27, 2013
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	November 2,	October 27,	% Over	November 2,	October 27,
	2014	2013	(Under)	2014	2013

Net sales	$73,991	70,589	4.8%	100.0%	100.0%
Cost of sales	61,713	58,354	5.8%	83.4%	82.7%
Gross profit	12,278	12,235	0.4%	16.6%	17.3%

Selling, general and
administrative expenses	7,379	7,200	2.5%	10.0%	10.2%
Income from operations	4,899	5,035	(2.7)%	6.6%	7.1%

Interest expense	-	99	(100.0)%	0.0%	0.1%
Interest income	(153)	(102)	50.0%	(0.2)%	(0.1)%
Other expense	162	224	(27.7)%	0.2%	0.3%
Income before income taxes	4,890	4,814	1.6%	6.6%	6.8%

Income taxes*	1,889	1,718	10.0%	38.6%	35.7%
Net income	$3,001	3,096	(3.1)%	4.1%	4.4%

Net income per share-basic	$0.25	$0.25	0.0%
Net income per share-diluted	$0.24	$0.25	(4.0)%
Average shares outstanding-basic	12,218	12,183	0.3%
Average shares outstanding-diluted	12,401	12,389	0.1%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	November 2,	October 27,	% Over	November 2,	October 27,
	2014	2013	(Under)	2014	2013

Income before income taxes (see above)	$4,890	4,814	1.6%	6.6%	6.8%

Adjusted Income taxes (2)*	787	751	4.8%	16.1%	15.6%
Adjusted net income	4,103	4,063	1.0%	5.5%	5.8%

Adjusted net income per share-basic	$0.34	$0.33	3.0%
Adjusted net income per share-diluted	$0.33	$0.33	0.0%
Average shares outstanding-basic	12,218	12,183	0.3%
Average shares outstanding-diluted	12,401	12,389	0.1%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $45.7 million in net operating loss carryforwards.  Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China.  See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2014 AND OCTOBER 27, 2013
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	November 2,	October 27,	% Over	November 2,	October 27,
	2014	2013	(Under)	2014	2013

Net sales	$150,051	140,730	6.6%	100.0%	100.0%
Cost of sales	125,058	115,422	8.3%	83.3%	82.0%
Gross profit	24,993	25,308	(1.2)%	16.7%	18.0%

Selling, general and
administrative expenses	14,798	14,299	3.5%	9.9%	10.2%
Income from operations	10,195	11,009	(7.4)%	6.8%	7.8%

Interest expense	67	239	(72.0)%	0.0%	0.2%
Interest income	(294)	(195)	50.8%	(0.2)%	(0.1)%
Other expense	73	616	(88.1)%	0.0%	0.4%
Income before income taxes	10,349	10,349	0.0%	6.9%	7.4%

Income taxes*	4,003	4,023	(0.5)%	38.7%	38.9%
Net income	$6,346	6,326	0.3%	4.2%	4.5%

Net income per share-basic	$0.52	$0.52	0.0%
Net income per share-diluted	$0.51	$0.51	0.0%
Average shares outstanding-basic	12,215	12,165	0.4%
Average shares outstanding-diluted	12,403	12,391	0.1%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	November 2,	October 27,	% Over	November 2,	October 27,
	2014	2013	(Under)	2014	2013

Income before income taxes (see above)	$10,349	10,349	0.0%	6.9%	7.4%

Adjusted Income taxes (2)*	1,666	1,614	3.2%	16.1%	15.6%
Adjusted net income	8,683	8,735	(0.6)%	5.8%	6.2%

Adjusted net income per share-basic	$0.71	$0.72	(1.4)%
Adjusted net income per share-diluted	$0.70	$0.70	0.0%
Average shares outstanding-basic	12,215	12,165	0.4%
Average shares outstanding-diluted	12,403	12,391	0.1%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $45.7 million in net operating loss carryforwards.  Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China.  See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
NOVEMBER 2, 2014, OCTOBER 27, 2013, AND APRIL 27, 2014
(Unaudited)
(Amounts in Thousands)

	Amounts		Increase
	November 2,	October 27,	(Decrease)		* April 27,
	2014	2013	Dollars	Percent	2014

Current assets
Cash and cash equivalents	$28,953	24,267	4,686	19.3%	29,303
Short-term investments	6,318	6,220	98	1.6%	6,294
Accounts receivable	25,045	24,937	108	0.4%	27,409
Inventories	38,228	44,882	(6,654)	(14.8)%	40,674
Deferred income taxes	6,191	7,745	(1,554)	(20.1)%	6,230
Income taxes receivable	-	-	-	0.0%	121
Other current assets	2,303	2,550	(247)	(9.7)%	2,344
Total current assets	107,038	110,601	(3,563)	(3.2)%	112,375

Property, plant & equipment, net	33,204	30,559	2,645	8.7%	31,376
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	508	661	(153)	(23.1)%	2,040
Long-term Investments	1,911	-	1,911	100.0%	765
Other assets	2,539	2,959	(420)	(14.2)%	2,917

Total assets	$156,662	156,242	420	0.3%	160,935

Current liabilities
Current maturities of long-term debt	$2,200	2,200	-	0.0%	2,200
Accounts payable - trade	25,450	28,543	(3,093)	(10.8)%	26,686
Accounts payable - capital expenditures	178	66	112	169.7%	277
Accrued expenses	7,723	11,672	(3,949)	(33.8)%	9,181
Income taxes payable - current	268	304	(36)	(11.8)%	442
Total current liabilities	35,819	42,785	(6,966)	(16.3)%	38,786

Income taxes payable - long-term	3,980	4,141	(161)	(3.9)%	3,962
Deferred income taxes	1,395	5,016	(3,621)	(72.2)%	1,013
Line of credit	-	585	(585)	(100.0)%	586
Deferred compensation	3,794	-	3,794	100.0%	2,644
Long-term debt , less current maturities	-	2,200	(2,200)	(100.0)%	2,200

Total liabilities	44,988	54,727	(9,739)	(17.8)%	49,191

Shareholders' equity	111,674	101,515	10,159	10.0%	111,744

Total liabilities and
shareholders' equity	$156,662	156,242	420	0.3%	160,935

Shares outstanding	12,219	12,250	(31)	(0.3)%	12,250

* Derived from audited financial statements.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2014 AND OCTOBER 27, 2013
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	November 2,	October 27,
	2014	2013

Cash flows from operating activities:
Net income	$6,346	$6,326
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	2,812	2,636
Amortization of other assets	94	81
Stock-based compensation	291	376
Excess tax benefit related to stock-based compensation	(108)	(143)
Deferred income taxes	2,061	2,140
Gain on sale of equipment	(35)	(74)
Foreign currency exchange (gains) losses	(171)	203
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	2,360	(1,419)
Inventories	2,467	(6,331)
Other current assets	34	(437)
Other assets	(36)	(47)
Accounts payable-trade	(1,275)	5,923
Accrued expenses and deferred compensation	(324)	(158)
Income taxes	22	367
Net cash provided by operating activities	14,538	9,443

Cash flows from investing activities:
Capital expenditures	(5,087)	(1,900)
Net cash paid for acquisition of assets	-	(2,640)
Proceeds from the sale of equipment	391	113
Proceeds from life insurance policies	320	-
Payments on life insurance policies	-	(30)
Proceeds from the sale of short-term investments	1,628	-
Purchase of short-term investments	(1,675)	(1,047)
Purchase of long-term investments	(1,146)	-
Net cash used in investing activities	(5,569)	(5,504)

Cash flows from financing activities:
Payments on lines of credit	(538)	-
Payments on long-term debt	(2,200)	(2,200)
Proceeds from common stock issued	89	194
Common stock shares repurchased	(745)	-
Dividends paid	(6,113)	(979)
Debt issance costs	-	(62)
Excess tax benefit related to stock-based compensation	108	143
Net cash used in financing activities	(9,399)	(2,904)

Effect of exchange rate changes on cash and cash equivalents	80	(298)

(Decrease) increase in cash and cash equivalents	(350)	737

Cash and cash equivalents at beginning of period	29,303	23,530

Cash and cash equivalents at end of period	$28,953	$24,267

Free Cash Flow (1)	$9,204	$7,471

(1) Free Cash Flow reconciliation is as follows:
	FY 2015	FY 2014
A) Net cash provided by operating activities	$14,538	$9,443
B) Minus: Capital Expenditures	(5,087)	(1,900)
C) Add: Proceeds from the sale of equipment	391	113
D) Add: Proceeds from life insurance policies	320	-
E) Minus: Payments on life insurance policies	-	(30)
F) Minus: Purchase of long-term investments	(1,146)	-
G) Add: Excess tax benefit related to stock-based compensation	108	143
H) Effect of exchange rate changes on cash and cash equivalents	80	(298)
	$9,204	$7,471

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED NOVEMBER 2, 2014 AND OCTOBER 27, 2013
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	November 2	October 27,	% Over		November 2	October 27,
Net Sales by Segment	2014	2013	(Under)		2014	2013

Mattress Fabrics	$43,038	40,331	6.7%		58.2%	57.1%
Upholstery Fabrics	30,953	30,258	2.3%		41.8%	42.9%

Net Sales	$73,991	70,589	4.8%		100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$7,324	7,322	0.0%		17.0%	18.2%
Upholstery Fabrics	4,954	4,913	0.8%		16.0%	16.2%
Gross Profit	$12,278	12,235	0.4%		16.6%	17.3%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics	$2,592	2,620	(1.1	) %	6.0%	6.5%
Upholstery Fabrics	3,285	3,170	3.6%		10.6%	10.5%
Unallocated Corporate expenses	1,502	1,410	6.5%		2.0%	2.0%
Selling, General and Administrative Expenses	$7,379	7,200	2.5%		10.0%	10.2%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$4,733	4,702	0.7%		11.0%	11.7%
Upholstery Fabrics	1,668	1,743	(4.3	) %	5.4%	5.8%
Unallocated corporate expenses	(1,502)	(1,410)	6.5%		(2.0)%	(2.0)%
Operating income	$4,899	5,035	(2.7	) %	6.6%	7.1%

Depreciation by Segment

Mattress Fabrics	$1,230	1,181	4.1%
Upholstery Fabrics	184	150	22.7%
Depreciation	$1,414	1,331	6.2%

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2014 AND OCTOBER 27, 2013
(Unaudited)
(Amounts in thousands)

	SIX MONTHS ENDED

	Amounts			Percent of Total Sales
	November 2,	October 27,	% Over	November 2,	October 27,
Net Sales by Segment	2014	2013	(Under)	2014	2013

Mattress Fabrics	$85,860	78,494	9.4%	57.2%	55.8%
Upholstery Fabrics	64,191	62,236	3.1%	42.8%	44.2%

Net Sales	$150,051	140,730	6.6%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$14,527	14,713	(1.3)%	16.9%	18.7%
Upholstery Fabrics	10,466	10,595	(1.2)%	16.3%	17.0%
Gross Profit	$24,993	25,308	(1.2)%	16.7%	18.0%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$5,166	4,994	3.4%	6.0%	6.4%
Upholstery Fabrics	6,737	6,436	4.7%	10.5%	10.3%
Unallocated Corporate expenses	2,895	2,869	0.9%	1.9%	2.0%
Selling, General, and Administrative Expenses	$14,798	14,299	3.5%	9.9%	10.2%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$9,361	9,719	(3.7)%	10.9%	12.4%
Upholstery Fabrics	3,729	4,159	(10.3)%	5.8%	6.7%
Unallocated corporate expenses	(2,895)	(2,869)	0.9%	(1.9)%	(2.0)%
Operating income	$10,195	11,009	(7.4)%	6.8%	7.8%

Return on Capital (1)

Mattress Fabrics	29.8%	33.0%
Upholstery Fabrics	42.6%	43.2%
Unallocated Corporate	N/A	N/A
Consolidated	26.3%	29.0%

Capital Employed (2)

Mattress Fabrics	62,874	58,944	6.7%
Upholstery Fabrics	16,069	20,300	(20.8)%
Unallocated Corporate	(3,307)	(2,176)	N/A
Consolidated	75,636	77,068	(1.9)%

Depreciation by Segment

Mattress Fabrics	$2,448	2,331	5.0%
Upholstery Fabrics	364	305	19.3%
Depreciation	$2,812	2,636	6.7%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of November 2, 2014 and October 27, 2013.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED NOVEMBER 2, 2014 AND OCTOBER 27, 2013
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	1/26/14	4/27/2014	8/3/2014	11/2/2014	11/2/2014

Net income	$8,381	$2,740	$3,344	$3,001	$17,466
Income taxes	(3,807)	1,380	2,115	1,889	1,577
Interest income, net	(57)	(43)	(74)	(153)	(327)
Depreciation and amortization expense	1,370	1,394	1,446	1,460	5,670
Stock based compensation	175	159	46	245	625
Adjusted EBITDA	$6,062	$5,630	$6,877	$6,442	$25,011

	Quarter Ended
					Trailing 12
					Months
	1/27/13	4/28/2013	7/28/2013	10/27/2013	10/27/2013

Net income	$2,823	$3,702	$3,230	$3,096	$12,851
Income taxes	1,700	2,161	2,305	1,718	7,884
Interest expense (income), net	40	50	48	(3)	135
Depreciation and amortization expense	1,338	1,354	1,344	1,373	5,409
Stock based compensation	111	254	152	224	741
Adjusted EBITDA	$6,012	$7,521	$7,079	$6,408	$27,020

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2014
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	November 2, 2014 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$9,361	$62,756	29.8%
Upholstery Fabrics	3,729	17,513	42.6%
(less: Unallocated Corporate)	(2,895)	(2,754)	N/A
Total	$10,195	$77,515	26.3%

Average Capital Employed	As of the three Months Ended November 2, 2014				As of the three Months Ended August 3, 2014				As of the three Months Ended April 27, 2014
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	80,121	30,916	45,625	156,662	81,400	30,520	42,292	154,212	79,055	34,987	46,893	160,935
Total liabilities	(17,247)	(14,847)	(12,894)	(44,988)	(18,464)	(11,468)	(15,133)	(45,065)	(16,598)	(17,568)	(15,025)	(49,191)

Subtotal	$62,874	$16,069	$32,731	$111,674	$62,936	$19,052	$27,159	$109,147	$62,457	$17,419	$31,868	$111,744
Less:
Cash and cash equivalents	-	-	(28,953)	(28,953)	-	-	(24,665)	(24,665)	-	-	(29,303)	(29,303)
Short-term investments	-	-	(6,318)	(6,318)	-	-	(6,311)	(6,311)	-	-	(6,294)	(6,294)
Long-term investments	-	-	(1,911)	(1,911)	-	-	(1,749)	(1,749)	-	-	(765)	(765)
Income taxes receivable	-	-	-	-	-	-	(136)	(136)	-	-	(121)	(121)
Deferred income taxes - current	-	-	(6,191)	(6,191)	-	-	(6,203)	(6,203)	-	-	(6,230)	(6,230)
Deferred income taxes - non-current	-	-	(508)	(508)	-	-	(973)	(973)	-	-	(2,040)	(2,040)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	-	-	-	-	569	569	-	-	586	586
Income taxes payable - current	-	-	268	268	-	-	387	387	-	-	442	442
Income taxes payable - long-term	-	-	3,980	3,980	-	-	4,037	4,037	-	-	3,962	3,962
Deferred income taxes - non-current	-	-	1,395	1,395	-	-	1,013	1,013	-	-	1,013	1,013
Long-term debt, less current maturities	-	-	-	-	-	-	2,200	2,200	-	-	2,200	2,200

Total Capital Employed	$62,874	$16,069	$(3,307)	$75,636	$62,936	$19,052	$(2,472)	$79,516	$62,457	$17,419	$(2,482)	$77,394

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$62,756	$17,513	$(2,754)	$77,515

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending November 2, 2014 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable and receivable.

(3) Average capital employed was computed using the three periods ending November 2, 2014, August 3, 2014 and April 27, 2014.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED OCTOBER 27, 2013
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 27, 2013 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$9,719	$58,828	33.0%
Upholstery Fabrics	4,159	19,274	43.2%
(less: Unallocated Corporate)	(2,869)	(2,083)	N/A
Total	$11,009	$76,019	29.0%

Average Capital Employed	As of the three Months Ended October 27, 2013				As of the three Months Ended July 28, 2013				As of the three Months Ended April 28, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	79,444	35,881	40,917	156,242	78,217	34,381	38,503	151,101	73,954	30,995	39,757	144,706
Total liabilities	(20,500)	(15,581)	(18,646)	(54,727)	(18,627)	(14,172)	(19,717)	(52,516)	(16,004)	(13,682)	(19,437)	(49,123)

Subtotal	$58,944	$20,300	$22,271	$101,515	$59,590	$20,209	$18,786	$98,585	$57,950	$17,313	$20,320	$95,583
Less:
Cash and cash equivalents	-	-	(24,267)	(24,267)	-	-	(21,423)	(21,423)	-	-	(23,530)	(23,530)
Short-term investments	-	-	(6,220)	(6,220)	-	-	(6,174)	(6,174)	-	-	(5,286)	(5,286)
Income taxes receivable	-	-	-	-	-	-	(292)	(292)	-	-	(318)	(318)
Deferred income taxes - current	-	-	(7,745)	(7,745)	-	-	(7,747)	(7,747)	-	-	(7,709)	(7,709)
Deferred income taxes - non-current	-	-	(661)	(661)	-	-	(651)	(651)	-	-	(753)	(753)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	585	585	-	-	560	560	-	-	561	561
Income taxes payable - current	-	-	304	304	-	-	320	320	-	-	285	285
Income taxes payable - long-term	-	-	4,141	4,141	-	-	4,176	4,176	-	-	4,191	4,191
Deferred income taxes - non-current	-	-	5,016	5,016	-	-	4,335	4,335	-	-	3,075	3,075
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	4,400	4,400	-	-	4,400	4,400

Total Capital Employed	$58,944	$20,300	$(2,176)	$77,068	$59,590	$20,209	$(1,510)	$78,289	$57,950	$17,313	$(2,564)	$72,699

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$58,828	$19,274	$(2,083)	$76,019

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending October 27, 2013 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable and receivable.

(3) Average capital employed was computed using the three periods ending October 27, 2013, July 28, 2013 and April 28, 2013.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2014 AND OCTOBER 27, 2013
Unaudited
(Amounts in Thousands)

		SIX MONTHS ENDED

		Amounts
		November 2,	October 27,
		2014	2013

Consolidated Effective GAAP Income Tax Rate	(1)	38.7%	38.9%

Non-Cash U.S. Income Tax Expense		(21.9)%	(23.0)%

Non-Cash Foreign Income Tax Expense		(0.7)%	(0.3)%

Consolidated Adjusted Effective Income Tax Rate	(2)	16.1%	15.6%

	THREE MONTHS ENDED
	As reported		November 2, 2014	As reported		October 27, 2013
	November 2,		Proforma Net	October 27,		Proforma Net
	2014	Adjustments	of Adjustments	2013	Adjustments	of Adjustments

Income before income taxes	$4,890	$-	$4,890	$4,814		$4,814

Income taxes (3)	1,889	$(1,102)	787	1,718	$(967)	751
Net income	$3,001	$1,102	$4,103	$3,096	$967	$4,063

Net income per share-basic	$0.25	$0.09	$0.34	$0.25	$0.08	$0.33
Net income per share-diluted	$0.24	$0.09	$0.33	$0.25	$0.08	$0.33
Average shares outstanding-basic	12,218	12,218	12,218	12,183	12,183	12,183
Average shares outstanding-diluted	12,401	12,401	12,401	12,389	12,389	12,389

	SIX MONTHS ENDED
	As reported		November 2, 2014	As reported		October 27, 2013
	November 2,		Proforma Net	October 27,		Proforma Net
	2014	Adjustments	of Adjustments	2013	Adjustments	of Adjustments

Income before income taxes	$10,349	$-	$10,349	$10,349	$-	$10,349

Income taxes (3)	4,003	$(2,337)	1,666	4,023	$(2,409)	1,614
Net income	$6,346	$2,337	$8,683	$6,326	$2,409	$8,735

Net income per share-basic	$0.52	$0.19	$0.71	$0.52	$0.20	$0.72
Net income per share-diluted	$0.51	$0.19	$0.70	$0.51	$0.19	$0.70
Average shares outstanding-basic	12,215	12,215	12,215	12,165	12,165	12,165
Average shares outstanding-diluted	12,403	12,403	12,403	12,391	12,391	12,391

(1) Calculated by dividing consolidated income tax expense (benefit) by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.